                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 18, 2001

                           Loudeye Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                          0-29583                  91-1908833
(State or other jurisdiction of      (Commission File Number)     (I.R.S.Employer
 incorporation or organization)                                  Identification No.)


                                 414 Olive Way
                               Seattle, WA  98101
              (Address of principal executive offices) (Zip code)


                                 (206) 832-4000
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     On April 18, 2001, Loudeye Technologies, Inc. (the "Company") publicly disseminated a press release announcing that Joel McConaughy had been hired as the Company's Chief Technical Officer, effective as of March 26, 2001. The full text of the Registrant's press release issued in connection with the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K (the "Press Release") and is incorporated herein by reference.

     In addition to the information disclosed in the Press Release, in connection with the Company's operational restructuring and consolidation, the following executive officers will be leaving the Company: Peter Kellogg-Smith, Vice President and General Manager of Hosted Applications, Brent D. Shepherd, Vice President of Consulting Services, and James L. Van Kerkhove, Vice President of Production. The Company has significantly scaled back its Consulting Services Group and all but two of the employees in the Consulting Services Group have been terminated.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press Release dated April 18, 2001

                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LOUDEYE TECHNOLOGIES, INC.



Date:  April 18, 2001                  By:  /s/ John T. Baker IV
                                          ----------------------
                                          John T. Baker IV
                                          President and Chief Executive Officer

                                      -3-
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                               INDEX TO EXHIBITS



Exhibit
Number    Description
------    -----------

99.1      Press Release dated April 18, 2001